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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

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                                    FORM 8-K

                             ----------------------



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 20, 2002

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                      Network Access Solutions Corporation
               (Exact Name of Registrant as Specified in Charter)

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            Delaware                     000-25945               54-1738938
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


   13650 Dulles Technology Drive  Herndon, VA                    20171
    (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (703) 793-5000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.   Description of Exhibit
                  99.1          Monthly Operating Report for the period from June 4, 2002 to June 30, 2002 of
                                Network Access Solutions Corporation and NASOP, Inc.
                  99.2          Monthly Operating Report for the period from July 1, 2002 to July 31, 2002 of
                                Network Access Solutions Corporation and NASOP, Inc.


Item 9.  Regulation FD Disclosure.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         On June 4, 2002, Network Access Solutions Corporation, a Delaware company (the "Company"), and NASOP, Inc., a Delaware company and wholly owned affiliate of the Company, commenced Chapter 11 cases in the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court").

         Attached hereto as Exhibits 99.1 and 99.2 are the Monthly Operating Reports filed with the U.S. Bankruptcy Court by the Company for the period from June 4, 2002 to June 30, 2002 and for the period from July 1, 2002 to July 31, 2002. Copies of any bank statements and tax returns originally filed with the Bankruptcy Court as part of the June and July Monthly Operating Reports have been omitted.

         THE MONTHLY OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and contains information that is presented in a different format and that relates to periods different from those required in the Company's reports pursuant to the Exchange Act. This information might not be indicative of the Company's financial condition or operating results for the period that would have been reflected in the Company's financial statements or reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Network Access Solutions Corporation


                                 By: /s/  William R. Smedberg
                                    -------------------------------------
                                    Name:   William R. Smedberg
                                    Title:  Executive Vice President, Secretary,
                                            and Treasurer


Dated:  August 28, 2002


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                                 EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
99.1             Monthly Operating Report for the period from June 4, 2002 to June 30, 2002 of Network Access
                 Solutions Corporation and NASOP, Inc.
99.2             Monthly Operating Report for the period from July 1, 2002 to July 31, 2002 of Network Access
                 Solutions Corporation and NASOP, Inc.
